UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018

Spindle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55151	20-8241820
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 S. Alma School Road, Suite 12500

Mesa, AZ 85210

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-560-9198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 2, 2018, Spindle, Inc. (the “Company”) received a letter from Habib Yunus, the Company’s Chief Financial Officer, indicating that effective immediately, Mr. Yunus will be taking a leave of absence for up to forty-five days due to personal reasons. Mr. Yunus will remain on the Company’s Board of Directors. On April 6, 2018, the Board of Directors elected Dr. Jack Scott to serve as interim Chief Financial Officer in Mr. Yunus’ absence.

On April 3, 2018, the Board of Directors of Spindle, Inc. (the “Company”) elected Ronald S. McIntyre to be a Director and to be Chairman of the Audit Committee replacing John Devlin.

Ronald McIntyre has extensive management experience with technology companies and start-ups in the United States and Canada.

From 2009 to the Present, Mr. McIntyre has worked as an SEC compliance consultant providing securities law services to private and public companies including writing Registration Statements, writing Form 10-Qs, Form 10-Ks, Form 8-Ks as well as services related to mergers and acquisitions.

Mr. McIntyre was President and Director of Vocalscape Networks, Inc. from 2004 through 2008, severed as a director of Nevstar Precious Metals, Inc. (NVPM), and is Secretary of SPARC Asia Ltd.

Mr. McIntyre also served as Vice President, Sales & Marketing, Director of IT, and COO for Aimtronics Corporation. During his tenure, he had direct responsibility for increasing revenues to Cdn $57 million in 1999, $105 million in 2000, and $154 million for 2001, and managing 250,000 square feet of manufacturing operations in two countries with more than 1100 employees.

On March 19, 1998, as President of Visionary Solutions (VSI:ASE), Mr. McIntyre signed merger documents for an Agresso (UNI:Oslo) takeover bid. Visionary Solutions markets and delivers Agresso business software to growth-oriented companies in the mid-tiered markets (US $25 million - $1,000 million in annual sales). Agresso is world class business software with more than 20 modules that include core financial, logistics, purchasing, project costing billing, payroll and human resources. On March 19, 1998, merger documents were signed for an Agresso take-over bid.

Mr. McIntyre also served on the Board of Directors of Richmond Software (The Maximizer) until the company’s merger with Modatech (NASDAQ). In 1989, he joined Consumers Software Inc. as Director of Sales & Marketing and was instrumental in increasing software sales by more than 500% until the company was acquired by Microsoft on April 8, 1991.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
99.1	Letter dated April 2, 2018 from Mr. Habib Yunus to Spindle, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2018

SPINDLE, INC.

By:	/s/ Jack Scott
Name: Jack Scott
Title: Chief Executive Officer

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